1ST QUARTER 2021 EARNINGS PRESENTATION Q1 2021 Earnings Presentation 1ST QUARTER 2021 EARNINGS PRESENTATION April 29, 2021

FORWARD-LOOKING STATEMENTS This presentation contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These risks and uncertainties include, but are not limited to, the impact of the continuing financial and operational uncertainty due to the COVID-19 pandemic, including its impact on the overall economy, our sales, customers, operations, team members and suppliers. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. Use of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. These measures, the purposes for which management uses them, why management believes they are useful to investors, and a reconciliation to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. All references to profit measures and earnings per share on a comparable basis exclude items that affect comparability. 2Q1 2021 Earnings Presentation

PATRICK

PATRICK INDUSTRIES AT A GLANCE (NASDAQ: PATK)

Key Component Manufacturer and Supplier to RV, Marine, Manufactured Housing and Industrial Markets

KEY FACTS

Headquartered	Elkhart, Indiana
Market-cap[1]	$2.1B
Acquisitions Since 2010	56
Current States Presence	23
Employees	~8,800

Q1 2021 RESULTS

Revenue	$850M
Net Income	$48M
Operating Cash Flows	$50M

[1] as of 4/23/2021

SUSTAINABLE COMPETITIVE ADVANTAGES

- Experienced management team with an average of 20+ years of industry experience
- Leading market position in major product categories
- Deep customer relationships with 30+ years for top customers, including key design partners
- Strong Free Cash Flow (FCF) generation & FCF conversion
- Favorable demographic trends supporting growth across multiple end markets
- Diversified end market exposure with favorable secular trends

LEADING AND DIVERSIFIED MARKET PLATFORM

	Leisure Lifestyle		Housing & Industrial	
	RV	Marine	MH	Industrial
	Travel Trailer, Fifth Wheel, Folding Trailer, Class A, B, C	Pontoon, Fiberglass, Ski & Wake, Aluminum	Manufactured and Modular Housing, Modular Structure	Resid. Housing, *Comm'l Fixtures*, Institutional Furniture
% Net Sales (Q1 2021):	59%	16%	14%	11%

MANUFACTURE AND DISTRIBUTE QUALITY PRODUCTS THAT AIM TO EXCEED CUSTOMER EXPECTATIONS

Q1 2021 Earnings Presentation 3

Q1 2021 - QUARTERLY HIGHLIGHTS STRONG EXECUTION AS REVENUE TRENDS CONTINUE 1 Growth in Total Revenue of +44% Y/Y • RV / marine driven by outdoor recreation trends, very lean dealer inventory and need for channel inventory replenishment • Industrial and MH driven by housing demand, low interest rates and shift from urban-to-suburban 2 Operating Margin Expansion of +140bps Y/Y • Efficient and flexible platform that leverages fixed costs • Labor pressures persist, ongoing automation and technology initiatives 3 Investments to Increase Scale, Breadth and Market Penetration • Acquisition of Sea-Dog in marine space • Increases in capex to expand capacity, efficiency and automation 4 Continued Progress on ESG Initiatives • Ensuring well-being, health and safety of team members • Human Capital Management: Investments to attract, develop and retain top talent 4Q1 2021 Earnings Presentation

NET SALES OPERATING INCOME & MARGIN DILUTED EPS CASH FLOW FROM OPERATIONS +44% +74% +124% 281%  Continuation of outdoor recreation and housing demand trends, bolstered in part by COVID-related demand  Revenues from leisure lifestyle market (RV & Marine) increased 60%, with RV up 57% and marine up 75%  Revenues from housing & industrial markets increased 11%, with industrial up 16% and MH up 8%  Gross margin of 19% increased 40 bps driven by leverage over fixed costs partially offset by wage pressure due to the tight labor market  Operating margin of 8.1% increased by 140bps primarily by leveraging fixed costs  Strong operating leverage coupled with high variable cost structure  Effective tax rate of 17.1% decreased 930 bps compared to a year ago due to impact of share-based compensation  Interest expense of $11M increased 7%  Diluted EPS reflects income tax benefit of $0.24 related to share-based compensation deductions  Growth in Q1 2021 operating cash flow reflects robust increase in net income  Continued investment in inventory to support OEM growth Q1 2021 FINANCIAL PERFORMANCE $589.2 $850.5 Q1 2020 Q1 2021 $39.3 $68.5 $0 $10 $20 $30 $40 $50 $60 $70 $80 Q1 2020 Q1 2021 8.1% 6.7% $0.91 $2.04 Q1 2020 Q1 2021 $13.2 $50.3 Q1 2020 Q1 2021 ($ millions except per share data) 5Q1 2021 Earnings Presentation

($ millions ) RV  59% of sales in Q1 2021  Content per Unit – increased 6% to $3,288 MARINE INDUSTRIAL PERFORMANCE BY MARKET SECTORS Leisure Lifestyle1 Housing and Industrial1 MH  16% of sales in Q1 2021  Content per Unit – increased 44% to an estimated $2,426  Content growth driven by acquisitions, market share gains and aftermarket growth  14% of sales in Q1 2021  Content per Unit – increased 3% to $4,691  11% of sales in Q1 2021  New Housing Starts in Q1 increased 10%  60% of revenues tied to new housing starts; our products go into new homes 4-6 months after new housing starts $320.2 $501.4 Q1 2020 Q1 2021 $112.3 $120.8 Q1 2020 Q1 2021 $78.6 $91.5 Q1 2020 Q1 2021 +57% +8% +16%+75% 1 All metrics compared to 1st Quarter 2020 unless otherwise noted $78.1 $136.8 Q1 2020 Q1 2021 6Q1 2021 Earnings Presentation

PATRICK

MARKET SECTOR TRENDS

	RV	MARINE	MH	INDUSTRIAL
Wholesale Shipments	▪ Q1: +48%	▪ Q1 (est.): +14%	▪ Q1: -2%	▪ Q1: +10%[2]
Retail Shipments[1]	▪ Q1 (est.): +30% – 35%	▪ Q1 (est.): +30% – 35%	▪ Q1 (est.): -5 – 10%	-
Industry Trends	▪ New buyer traffic remains strong ▪ Dealer inventories at lowest level seen in years ▪ Increasing OEM backlogs ▪ Strength in retail demand coupled with depleted channel inventories pointing to double-digit growth for 2021 wholesale	▪ New buyer traffic and activity remains strong ▪ Dealer inventories at lowest level seen in years with retail units outpacing wholesale units ▪ Increasing OEM backlogs ▪ Expect channel replenishment into 2022	▪ OEM production rates continue to see pressures from labor and input constraints ▪ Demographic trends continue to support strong demand patterns for quality, affordable homes ▪ Increasing OEM backlogs	▪ Demand from big box retail continues as homeowners continue to stay at home and spend on home upgrades ▪ Limited inventory and low interest rates fueling demand for residential construction
COVID-19 Impact	▪ Lifestyle changes of families looking to explore the Great American Outdoors and adventure with friends and family continues to fuel demand		▪ Urban-to-less-dense movement demand ▪ Demographics, low inventories and price points	▪ Urban to suburban and rural relocation and vacation home demand ▪ Low inventories and low interest rates

[1] Company estimates

[2] New housing starts

Q1 2021 Earnings Presentation 7

BALANCE SHEET, CASH FLOW AND LIQUIDITY THE STRENGTH OF CASH FLOWS, COMBINED WITH LIQUIDITY, ALLOW US TO INVEST IN OUR EXISTING BUSINESS AS WELL AS PURSUE ATTRACTIVE ACQUISITION OPPORTUNITIES 1 As defined by credit agreement NET LEVERAGE1 ($ millions) Total Debt Outstanding $813.0 Less: Cash on Hand1 (11.6) Net Debt $801.4 LTM Adj. EBITDA $348.3 Net Debt to Adj. EBITDA 2.3x LIQUIDITY ($ millions) Total Revolver Credit Capacity $550.0 Less: Total Revolver Used (including outstanding letters of credit) (253.2) Unused Credit Capacity $296.8 Add: Cash on Hand 6.2 Total Available Liquidity $303.0 DEBT STRUCTURE AND MATURITIES (as of 3/28/21)  $550M Senior Secured Revolver, due September 2024  $100M Term Loan ($92.5M o/s at 3/28/21), pre-determined quarterly installments; balance due @ September 2024  $172.5M 1% Convertible Senior Notes, due February 2023  $300M 7.5% Senior Notes, due October 2027 COVENANTS  Consolidated Net Leverage Ratio – 2.3x at 3/28/21 vs. maximum 4.0x  Consolidated Fixed Charge Coverage Ratio – 5.84x on 3/28/21 vs. minimum 1.50x LIQUIDITY  Available liquidity, including cash on hand - $303M on 3/28/21 8Q1 2021 Earnings Presentation

LIQUIDITY Strong balance sheet with no near-term debt maturities, ample liquidity and an enhanced capital structure STRATEGIC Disciplined cost management balanced with strategic growth investment opportunities LEADERSHIP Deep industry experience and proven track record of successfully navigating economic cycles BUSINESS MODEL Flexible, high variable cost business model to drive operational efficiency and navigate through all economic conditions MARKET POSITION Market leader in our primary product lines; uniquely positioned for near- and long- term shift toward outdoor activities COMPELLING INVESTMENT THESIS CREATING LONG-TERM SHAREHOLDER VALUE 9Q1 2021 Earnings Presentation

Appendix 10Q1 2021 Earnings Presentation

NON-GAAP RECONCILIATIONS Use of Non-GAAP Financial Information * As defined by credit agreement which includes debt and cash balances two days following quarter end Earnings before interest, taxes, depreciation and amortization (“EBITDA”), Adjusted EBITDA, and Net Debt to Adjusted EBITDA are non-GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non-GAAP operating results adjusted for certain items and other one-time items. We adjust for the items listed above in all periods presented, unless the impact is clearly immaterial to our financial statements. We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to previous periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis. RECONCILIATION OF NET INCOME TO EBITDA TO LTM ADJUSTED EBITDA RECONCILIATION OF NET LEVERAGE* ($ millions) Total debt outstanding @ 3/28/2021 813.0$ Less: cash on hand @ 3/28/21 (6.2) Less: cash on hand @ 3/30/21 (5.4) Net debt outstanding @ 3/30/21 801.4$ Adjusted EBITDA 348.3$ Net Debt to Adjusted EBITDA 2.30 X ($ in millons) LTM 3/28/21 Net income 123.4$ + Depreciation & amortization 78.6 + Interest Expense, net 43.7 + Income taxes 35.5 EBITDA 281.2 + Stock compensation expense 15.9 + Acquisition proforma, transaction-related expenses & other 51.2 Adjusted EBITDA 348.3$ 11Q1 2021 Earnings Presentation